                                                                    EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact Name of Trustee as Specified in its Charter)

                                   22-1147033
                      (I.R.S. Employer Identification No.)

                301 S. COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                    (Address of Principal Executive Offices)

                                   28288-0630
                                   (Zip Code)

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                        2525 WEST END AVENUE, SUITE 1200
                           NASHVILLE, TENNESSEE 37203
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (615) 341-3921
            (Name, address and telephone number of Agent for Service)

                           PSYCHIATRIC SOLUTIONS, INC.
               (Exact Name of Obligor as Specified in its Charter)

                                    DELAWARE
         (State or other jurisdiction of Incorporation or Organization)

                                   22-2491707
                      (I.R.S. Employer Identification No.)

                      840 CRESCENT CENTRE DRIVE, SUITE 460
              FRANKLIN, TN (Address of Principal Executive Offices)

                                      37067
                                   (Zip Code)

             (see table of Additional Registrants on following page)

                   7-3/4% SENIOR SUBORDINATED NOTES DUE 2015
                         (TITLE OF INDENTURE SECURITIES)

                             ADDITIONAL REGISTRANTS

                                                    STATE OR OTHER     PRIMARY STANDARD         I.R.S.
                                                   JURISDICTION OF        INDUSTRIAL           EMPLOYER
                                                   INCORPORATION OR   CLASSIFICATION CODE   IDENTIFICATION
NAME, ADDRESS AND TELEPHONE NUMBER(1)                ORGANIZATION           NUMBER              NUMBER
-------------------------------------              ----------------   -------------------   --------------
Psychiatric Solutions of Alabama, Inc. ..........         TN                 8093             62-1711427
Premier Behavioral Solutions, Inc. ..............         DE                 8093             63-0857352
Psychiatric Solutions of Virginia, Inc. .........         TN                 8093             62-1732340
Psychiatric Solutions of Tennessee, Inc. ........         TN                 8093             62-1734491
Solutions Center of Little Rock, Inc. ...........         TN                 8093             62-1734488
Psychiatric Solutions of North Carolina, Inc. ...         TN                 8093             62-1692189
PSI Community Mental Health Agency Management,
  Inc. ..........................................         TN                 8093             62-1734870
PSI-EAP, Inc. ...................................         DE                 8093             51-0411229
Sunstone Behavioral Health, Inc. ................         TN                 8093             80-0051894
The Counseling Center of Middle Tennessee,
  Inc. ..........................................         TN                 8093             62-1383217
PSI Hospitals, Inc. .............................         DE                 8093             62-1871091
PSI Texas Hospitals, LLC.........................         TX                 8093             62-1871092
Psychiatric Practice Management of Arkansas,
  Inc............................................         TN                 8093             62-1738261
Texas Cypress Creek Hospital, L.P. ..............         TX                 8093             62-1864266
Texas West Oaks Hospital, L.P. ..................         TX                 8093             62-1864265
Neuro Institute of Austin, L.P. .................         TX                 8093             56-2274069
Aeries Healthcare Corporation....................         DE                 8093             22-3682759
Aeries Healthcare of Illinois, Inc. .............         IL                 8093             22-3682760
Infoscriber Corporation..........................         DE                 8093             33-0878629
Collaborative Care Corporation...................         TN                 8093             62-1603168
Psychiatric Solutions Hospitals, Inc. ...........         DE                 8093             62-1658476
Psychiatric Management Resources, Inc. ..........         CA                 8093             33-0290342
PSI Cedar Springs Hospital, Inc. ................         DE                 8093             74-3081810
Psychiatric Solutions of Oklahoma, Inc. .........         DE                 8093             43-2001465
Texas Laurel Ridge Hospital, L.P. ...............         TX                 8093             43-2002326
Texas Oaks Psychiatric Hospital, L.P. ...........         TX                 8093             84-1618661
Texas San Marcos Treatment Center, L.P. .........         TX                 8093             43-2002231
Therapeutic School Services, L.L.C...............         OK                 8093             73-1559296
Bountiful Psychiatric Hospital, Inc. ............         UT                 8093             93-0893928
East Carolina Psychiatric Services Corporation...         NC                 8093             56-1317433
Great Plains Hospital, Inc. .....................         MO                 8093             43-1328523
Gulf Coast Treatment Center, Inc. ...............         FL                 8093             56-1341134
Havenwyck Hospital Inc. .........................         MI                 8093             38-2409580
H.C. Corporation.................................         AL                 8093             63-0870528
H.C. Partnership.................................         AL                 8093             63-0862148
HSA Hill Crest Corporation.......................         AL                 8093             95-3900761
HSA of Oklahoma, Inc. ...........................         OK                 8093             74-2373564
Michigan Psychiatric Services, Inc. .............         MI                 8093             38-2423002
Ramsay Managed Care, Inc. .......................         DE                 8093             72-1249464
Ramsay Treatment Services, Inc. .................         DE                 8093             65-0852413
Premier Behavioral Solutions of Alabama, Inc. ...         DE                 8093             52-2090040
Premier Behavioral Solutions of Florida, Inc. ...         DE                 8093             65-0816927

                                                    STATE OR OTHER     PRIMARY STANDARD         I.R.S.
                                                   JURISDICTION OF        INDUSTRIAL           EMPLOYER
                                                   INCORPORATION OR   CLASSIFICATION CODE   IDENTIFICATION
NAME, ADDRESS AND TELEPHONE NUMBER(1)                ORGANIZATION           NUMBER              NUMBER
-------------------------------------              ----------------   -------------------   --------------
Ramsay Youth Services of Georgia, Inc. ..........         DE                 8093             35-2174803
Psychiatric Solutions of South Carolina, Inc. ...         DE                 8093             22-3600673
Ramsay Youth Services Puerto Rico, Inc. .........         PR                 8093             66-0555371
RHCI San Antonio, Inc. ..........................         DE                 8093             74-2611258
Transitional Care Ventures, Inc. ................         DE                 8093             72-1235219
Transitional Care Ventures (Texas), Inc. ........         DE                 8093             51-0343645
AHS Cumberland Hospital, LLC.....................         VA                 8093             02-0567575
Ardent Health Services, Inc. ....................         DE                 8093             92-0189593
Behavioral Healthcare Corporation................         DE                 8093             62-1516830
BHC Alhambra Hospital, Inc. .....................         TN                 8093             62-1658521
BHC Belmont Pines Hospital, Inc. ................         TN                 8093             62-1658523
BHC Canyon Ridge Hospital, LLC...................         DE                 8093             20-2178294
BHC Cedar Crest RTC, Inc. .......................         TX                 8093             74-2669474
BHC Cedar Vista Hospital, Inc. ..................         CA                 8093             77-0359473
BHC Clinicas Del Este Hospital, Inc. ............         TN                 8093             62-1679670
BHC Columbus Hospital, Inc. .....................         TN                 8093             62-1664739
BHC Fairfax Hospital, Inc. ......................         TN                 8093             62-1658528
BHC Fort Lauderdale Hospital, Inc. ..............         TN                 8093             62-1658530
BHC Fox Run Hospital, Inc. ......................         TN                 8093             62-1658531
BHC Fremont Hospital, Inc. ......................         TN                 8093             62-1658532
BHC Gulf Coast Management Group, Inc. ...........         TN                 8093             62-1690695
BHC Health Services of Nevada, Inc. .............         NV                 8093             88-0300031
BHC Heritage Oaks Hospital, Inc. ................         TN                 8093             62-1658494
BHC Hospital Holdings, Inc. .....................         DE                 8093             41-2052298
BHC Intermountain Hospital, Inc. ................         TN                 8093             62-1658493
BHC Lebanon Hospital, Inc. ......................         TN                 8093             62-1664738
BHC Management Holdings, Inc. ...................         DE                 8093             41-2052303
BHC Management Services, LLC.....................         DE                 8093             62-1849455
BHC Management Services of Indiana, LLC..........         DE                 8093             62-1843640
BHC Management Services of Kentucky, LLC.........         DE                 8093             62-1843655
BHC Management Services of Louisiana, LLC........         DE                 8093             06-1719281
BHC Management Services of New Mexico, LLC.......         DE                 8093             62-1843651
BHC Management Services of Pennsylvania, LLC.....         DE                 8093             20-0085630
BHC Management Services of Streamwood, LLC.......         DE                 8093             62-1843658
BHC Management Services of Tulsa, LLC............         DE                 8093             20-1215333
BHC Millwood Hospital, Inc. .....................         TN                 8093             62-1658500
BHC Montevista Hospital, Inc. ...................         NV                 8093             88-0299907
BHC Mesilla Valley Hospital, LLC.................         DE                 8093             20-2612295
BHC Newco 2, LLC.................................         DE                 8093                   None
BHC Newco 3, LLC.................................         DE                 8093                   None
BHC Newco 4, LLC.................................         DE                 8093                   None
BHC Newco 5, LLC.................................         DE                 8093                   None
BHC Newco 6, LLC.................................         DE                 8093                   None
BHC Newco 7, LLC.................................         DE                 8093                   None

                                                    STATE OR OTHER     PRIMARY STANDARD         I.R.S.
                                                   JURISDICTION OF        INDUSTRIAL           EMPLOYER
                                                   INCORPORATION OR   CLASSIFICATION CODE   IDENTIFICATION
NAME, ADDRESS AND TELEPHONE NUMBER(1)                ORGANIZATION           NUMBER              NUMBER
-------------------------------------              ----------------   -------------------   --------------
BHC Newco 8, LLC.................................         DE                 8093                   None
BHC Newco 9, LLC.................................         DE                 8093                   None
BHC Newco 10, LLC................................         DE                 8093                   None
BHC Northwest Psychiatric Hospital, LLC..........         DE                 8093             20-0085660
BHC of Indiana, General Partnership..............         IN                 8093             62-1780700
BHC of Northern Indiana, Inc. ...................         TN                 8093             62-1664737
BHC Pacific Gateway Hospital, Inc. ..............         TN                 8093             62-1664741
BHC Pacific Shores Hospital, Inc. ...............         CA                 8093             77-0426020
BHC Pacific View RTC, Inc. ......................         TN                 8093             62-1664740
BHC Physician Services of Kentucky, LLC..........         DE                 8093             62-1843636
BHC Pinnacle Pointe Hospital, Inc................         TN                 8093             62-1658502
BHC Properties, Inc. ............................         TN                 8093             62-1660875
BHC Ross Hospital, Inc. .........................         CA                 8093             68-0343573
BHC San Juan Capestrano Hospital, Inc. ..........         TN                 8093             62-1658506
BHC Sierra Vista Hospital, Inc. .................         TN                 8093             62-1658512
BHC Spirit of St. Louis Hospital, Inc. ..........         TN                 8093             62-1658513
BHC Streamwood Hospital, Inc. ...................         TN                 8093             62-1658515
BHC Valle Vista Hospital, Inc. ..................         TN                 8093             62-1658516
BHC Vista Del Mar Hospital, Inc. ................         TN                 8093             62-1658519
BHC Windsor Hospital, Inc. ......................         OH                 8093             34-1827645
Bloomington Meadows, General Partnership.........         IN                 8093             35-1858510
Brentwood Acquisition, Inc. .....................         TN                 8093             20-0773985
Brentwood Acquisition-Shreveport, Inc. ..........         DE                 8093             20-0474854
Canyon Ridge Hospital, Inc. .....................         CA                 8093             20-2935031
Columbus Hospital, LLC...........................         DE                 8093             62-1740367
Community Psychiatric Centers of Texas, Inc. ....         TX                 8093             75-1757825
Fort Lauderdale Hospital, Inc. ..................         FL                 8093             20-1021229
Indiana Psychiatric Institutes, Inc. ............         DE                 8093             52-1652319
Laurelwood Center, Inc. .........................         MS                 8093             64-0777521
Lebanon Hospital, LLC............................         DE                 8093             62-1740370
Mesilla Valley General Partnership...............         NM                 8093             85-0337300
Mesilla Valley Hospital, Inc. ...................         NM                 8093             74-2370320
Mesilla Valley Mental Health Associates, Inc. ...         NM                 8093             85-0338767
Millwood Hospital, L.P. .........................         TX                 8093             20-1021264
Northern Indiana Hospital, LLC...................         DE                 8093             62-1741384
Palmetto Behavioral Health System, L.L.C. .......         SC                 8093             57-1101379
Palmetto Lowcountry Behavioral Health, L.L.C. ...         SC                 8093             57-1101380
Palmetto Pee Dee Behavioral Health, L.L.C. ......         SC                 8093             57-1101381
Peak Behavioral Health Services, Inc. ...........         DE                 8093             20-1124098
PSI Crossings, LLC...............................         DE                 8093             20-2142587
PSI Pride Institute, Inc. .......................         MN                 8093             20-1021241
PSI Summit Hospital, Inc. .......................         NJ                 8093             20-1021210
Psychiatric Solutions of Leesburg, Inc. .........         TN                 8093             20-1215130
Psychiatric Solutions of Arizona, Inc. ..........         DE                 8093             20-0380961

                                                    STATE OR OTHER     PRIMARY STANDARD         I.R.S.
                                                   JURISDICTION OF        INDUSTRIAL           EMPLOYER
                                                   INCORPORATION OR   CLASSIFICATION CODE   IDENTIFICATION
NAME, ADDRESS AND TELEPHONE NUMBER(1)                ORGANIZATION           NUMBER              NUMBER
-------------------------------------              ----------------   -------------------   --------------
Red Rock Solutions, LLC..........................         DE                 8093             20-3140694
Tucson Health Systems, Inc. .....................         DE                 8093             20-2950148
Valle Vista, LLC.................................         DE                 8093             62-1740366
Wellstone Holdings, Inc. ........................         DE                 8093             20-3062052
Wellstone Regional Hospital Acquisition, LLC.....         IN                 8093             20-3062075
Whisper Ridge of Staunton, Inc. .................         DE                 8093             20-1989730
Willow Springs, LLC..............................         DE                 8093             62-1814471


(1) The address of each of these additional registrants is 840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067.

1.       GENERAL INFORMATION.

FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

                  Comptroller of the Currency
                  United States Department of the Treasury
                  Washington, D.C.  20219

                  Federal Reserve Bank
                  Richmond, Virginia 23219

                  Federal Deposit Insurance Corporation
                  Washington, D.C.  20429

         B)       WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  Yes.

2.       AFFILIATIONS WITH OBLIGOR.

IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  None.

3.       VOTING SECURITIES OF THE TRUSTEE.

FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE
TRUSTEE:

                  Not applicable - see answer to Item 13.

4.       TRUSTEESHIPS UNDER OTHER INDENTURES.

IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

                  Wachovia Bank, National Association serves as the trustee pursuant to an Indenture, dated June 30, 2003, relating to 10 5/8% Senior Subordinated Notes. There is no conflict of interest because the obligations of the Obligor under the respective notes issued under the respective indentures are pari passu and unsecured.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                  Not applicable - see answer to Item 13.

6.       VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF THE OBLIGOR:

                  Not applicable - see answer to Item 13.

7.       VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:

                  Not applicable - see answer to Item 13.

8.       SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

                  Not applicable - see answer to Item 13.

9.       SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                  Not applicable - see answer to Item 13.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE
(1) OWNS 10 PERCENT OR MORE OF THE VOTING STOCK OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

                  Not applicable - see answer to Item 13.

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                  Not applicable - see answer to Item 13.

12.      INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                  Not applicable - see answer to Item 13.

13.      DEFAULTS BY THE OBLIGOR.

         A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                  None.

         B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                  None.

14.      AFFILIATIONS WITH THE UNDERWRITERS.

IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

                  Not applicable - see answer to Item 13.

15.      FOREIGN TRUSTEE.

IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                  Not applicable - trustee is a national banking association organized under the laws of the United States.

16.      LIST OF EXHIBITS.

LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

 1.      Copy of Articles of Association of the trustee as now in effect.*

 2. Copy of the Certificate of the Comptroller of the Currency dated March 27, 2002, evidencing the authority of the trustee to transact business.*

 3. Copy of the Certification of Fiduciary Powers of the trustee by the Office of the Comptroller of the Currency dated March 27, 2002.*

 4.      Copy of existing by-laws of the trustee.**

 5. Copy of each indenture referred to in Item 4, if the obligor is in default. Not Applicable.

X 6.     Consent of the trustee required by Section 321(b) of the Act.

X 7.     Copy of report of condition of the trustee at the close of business on
March 31, 2003, published pursuant to the requirements of its supervising authority.

 8. Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

         Not Applicable

 9. Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.

         Not Applicable

------------------------


    *Previously filed with the Securities and Exchange Commission on April 11, 2002 as an Exhibit to Form T-1 (in connection with Registration Statement File No. 333-86036) and is incorporated by reference herein.

    **Previously filed with the Securities and Exchange Commission on May 13, 2003 as an Exhibit to Form T-1 (in connection with Registration Statement File No. 333-105207) and is incorporated by reference herein.




                                      NOTE

         The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Nashville and the State of Tennessee, on the 31st day of August, 2005.


                                       Wachovia Bank, National Association



                                       By: /s/ Myra Staggs
                                           -------------------------------
                                              Myra Staggs
                                              Assistant Vice President

EXHIBIT T-6

                             CONSENT OF THE TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Psychiatric Solutions, Inc. 7-3/4% Senior Subordinated Notes due 2015, Wachovia Bank, National Association, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                         WACHOVIA BANK, NATIONAL ASSOCIATION



                                         By: /s/ Myra Staggs
                                             -------------------------------
                                                  Myra Staggs
                                                  Assistant Vice President


Nashville, Tennessee

August 31, 2005